

Dorchester Minerals, LP

ANNUAL MEETING

May 19, 2021

DMLP
NASDAQ



Forward-Looking Statements

Portions of this presentation may constitute, and our officers and representatives from time to time may make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate”, “intend”, “plan”, “goal”, “seek”, “believe”, “project”, “estimate”, “expect”, “strategy”, “future”, “likely”, “may”, “should”, “will,” “continue” or similar words, and the absence of such words does not mean that the statements are not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on (and these statements may discuss) our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections of results of operations or of financial condition, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, including the recent significant decline in energy prices, public health crises including the worldwide COVID-19 or coronavirus outbreak beginning in early 2020, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or circumstances, or otherwise.


195
196
199
198
175
16
+200
+180
+160
+140
+120
178
165
21
126
28

OUTLINE

- Observations and Trends
- Distributions
- Production and Reserves
- Summary

DMLP
NASDAQ

Observations and Trends

Challenging Environment on All Fronts

- Prices have recovered but activity still lagging
- Industry has focused on capital efficiency and free cash flow through consolidation, resulting in a drop in rig count and production roll-over. We expect this trend to continue.
- Recovery is not uniform → Commodity price, production response, basin, operator

Impacts on Distributions

- Production curtailments and shut-ins impacted partnership's volumes
- Reduced development drilling has negatively affected production trends and reserve revisions
- Leasing activity suspended → significant lease bonus income unlikely
- Development of Eastern Delaware Basin has been delayed

Partnership Response

- Monitoring credit risk of operators
- Continue focus on revenue recovery
- Reduced NPI participation → no long-term commitments
- Conscientious about G&A
- High-grade portfolio → Divestment of non-strategic assets such as Hugoton
- Continue search for accretive M&A opportunities → Bakken royalty acquisition signed 04/30/2021

2020 Distributions

Cash Distributions Paid in Calendar 2020

- Reflects Q4 2019 through Q3 2020 activity
- Distribution is formulaic, not discretionary


Royalty Revenues
$38.8 MM
Net Profits Interests Payments
$14.0 MM
Lease Bonus & Other Revenues
$6.3 MM
Total Revenues
$59.1 MM
LP Distribution
$48.2 MM
GP Distribution
$1.4 MM
Total Expenses
$9.5 MM

Composition of 2020 Revenues


Millions $
60
55
50
45
40
35
30
25
20
15
10
5
0
$38.8
$14.0
Royalty
NPI
Fayetteville
Mid-Continent
Other
Bakken
Permian

Note: Total expenses includes $1.7 MM of Royalty Ad Valorem Taxes

2020 Distributions

Components and Prices

- Cumulative LP distributions of $924 MM ($30.73/unit) from inception through Q4 2020
- Royalty properties contributed 66% to total 2020 Revenues
- Gross Revenue → 80% oil & liquids sales, 10% gas sales, 10% other


LP Distribution History ($/unit)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Royalties
NPI
Other Revenue


Gas Price ($/Mcf)
Oil Price ($/bbl)
$10.00 $9.00 $8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00
$100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Gas Price
Oil Price

Note: Oil and Gas prices represent realized prices from royalty properties. Oil prices include Plant Products.

DMLP NASDAQ

Total Production

- Oil production increased by 15% between 2015 and 2020
- Gas production decreased by 34% between 2015 and 2020
- Plant Product production increased by 104% between 2015 and 2020


Daily Oil Rate (boed)
Daily Plant Products Rate (boed)
Daily Gas Rate (Mcfd)
100,000
10,000
1,000
100
100,000
10,000
1,000
100
Dashed lines exclude properties divested in 2020
2015
2016
2017
2018
2019
2020
2021

Note: Production graph limited to "in pay" volumes. Decrease in gas production includes effect of Hugoton Divestiture.

DMLP
NASDAQ

Royalty and NPI Production

Royalty Production

- Oil was driven by robust Midland Basin development
- Gas decline has been suppressed by associated gas from Bakken and Permian
- Effects of curtailments, shut-ins, and reduced activity evident in 2020

NPI Production

- Oil was driven by Bakken participation and contributions from Permian APO WI
- Divestment of the Hugoton Field decreased gas production by 47%



Daily Gas Rate (Mfd)
100,000
10,000
1,000
100
2015
2016
2017
2018
2019
2020
2021



Daily Oil Rate (boed)
Daily Plant Products Rate (boed)
100,000
10,000
1,000
100
Hugoton Divestiture
2020 Bakken Curtailments
2015
2016
2017
2018
2019
2020
2021

Note: Production graph limited to "in pay" volumes.

DMLP NASDAQ

Composition of Production

Contribution from Diverse Sources

- Legacy assets provide low-decline production base
- Hugoton divestiture and natural declines have reduced contribution from dry gas basins


Daily Gas Rate (Mcfd)
30,000
25,000
20,000
15,000
10,000
5,000
0
2015
2016
2017
2018
2019
2020
2021


Daily Oil Rate (boed)
5,000
4,000
3,000
2,000
1,000
0
2015
2016
2017
2018
2019
2020
2021

Delaware | Core Midland Basin | Bakken | Barnett Shale | Fayetteville Shale | Miscellaneous | Mid-Continent | S. Texas/Gulf Coast | Other Permian | Hugoton

Note: Volumes attributable to NPI's are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

DMLP NASDAQ

2020 Reserves

- Total Proved Reserves of 89.8 Bcfe on 12/31/2020
- All reserves are Proved Developed Producing (PDP)
- Product mix increasingly liquids weighted → 51% oil, 38% natural gas, 11% plant products
- Permian and Bakken → 83% of total oil reserves
- Hugoton Divestiture → large reduction in NPI gas
- Legacy Permian → low-decline conventional and EOR

Geographic Split


Bakken 8%
Midland 33%
Delaware 9%
Legacy Permian 18%
Fayetteville 6%
South TX/ Gulf Coast 3%
Barnett 4%
Mid-Continent 5%
Other 14%

Year-end PDP Reserves (Bcfe)


110
100
90
80
70
60
50
40
30
20
10
0
1/31/2003
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Base
Revisions & Acq/Divest

Royalty-NPI Split (Bcfe)


90
80
70
60
50
40
30
20
10
0
76.6 Bcfe
13.2 Bcfe
Royalty 85%
NPI 15%
Royalty
NPI
Oil
Gas
PP

Note: Gas-Oil equivalency of 6:1 ratio is used throughout this presentation.

2020 Reserve Revisions

- Bakken was single largest contributor to upward oil reserve revisions
- Divestitures decreased PDP reserves by 5.7 Bcfe → Hugoton was 19% of gas reserves at YE2019
- History of Reserve Revisions → Year-end reserves only 4.5% less than initial 2003 reserves


Equivalent Reserves (Bcfe)
110
100
90
80
70
60
50
40
30
20
10
0
2020 Prod. 14.5 Bcfe
Divestitures 5.7 Bcfe
103.7
83.5
83.5
89.8
6.4
Total Reserves
2020 Revisions
2020 Pro Forma
Replaced 43% of 2020 Production
12/31/2019 Reserves
12/31/2020 Pro Forma
12/31/2020 Reserves

Natural Gas Reserves (Bcf)	
Year-End 2019	45.9
2020 Production	(5.8)
Divestitures	(4.4)
Revisions	(1.9)
Year-End 2020	**33.8**

26% Year-over-year Decrease

Oil Reserves (Mboe)	
Year-End 2019	9,638
2020 Production	(1,459)
Divestitures	(203)
Revisions	1,368
Year-End 2019	**9,344**

3% Year-over-year Decrease

Note: Oil reserves include plant products as reported in 2020 10-K. Divestiture reserves presented at closing dates. 2020 Production includes Hugoton through 8/2020.

Mineral Portfolio Overview

- Diversified mineral portfolio spanning 581 Counties in 26 States
- Producing and nonproducing mineral, royalty and net profits interest
- Wide geographic footprint with exposure to nearly every domestic producing basin
- Significant unleased and undeveloped acreage position



High Impact Areas

Bakken/Three Forks (ND) **10,000 nma**
- Core area with development potential
- Significant unleased mineral position
- Largest contributor to Mineral NPI revenue

Permian (TX & NM) **84,000 nma**
- Midland Basin – Large acreage spread across basin with mix of high net interests, blocks of contiguous acreage and unleased NPI wells
- Delaware Basin – Ongoing development of prolific units and large net acreage position in highly prospective areas.
- Legacy Permian – Exposure to long-lived, low decline EOR and conventional CBP units

Mature or Undeveloped Areas

Non-Bakken Rockies	167,000 nma
Non-Permian Texas	77,000 nma
Southeast	45,000 nma
Mid-Continent	38,000 nma
Appalachia	25,000 nma
Other	7,000 nma

Note: Net Mineral Acre (nma) counts are limited to Executive Mineral Interests.

Our Goal and Our Principles

We Want to:

- Assemble and actively manage a portfolio of properties that will enable unitholders to benefit from multiple commodity price and development cycles

We will be:

- Conscientious about G&A
- Aligned
- UBTI-Free

We are:

- Not worried about next quarter's distribution
- Not chasing drill-bits
- Not incentivized or interested in growth for growth's sake
- Committed to achieve our goal through organic growth and accretive acquisitions



APPENDIX

DMLP
NASDAQ

Bakken/Three Forks

- 83,600 gross ac (10,400 net ac) in six core ND counties → majority unleased minerals
- Rig count → 15 in May 2020 to 15 in May 2021
- Operator Exposure → EOG, Continental, Hess
- Effect of well shut-ins was significant


DIVIDE
BURKE
WARD
WILLIAMS
MOUNTRAIL
MCKENZIE
MCLEAN
DUNN
BILLINGS
GOLDEN VALLEY

- 1,195 gross producing wells at year-end 2020
  - 2020 → 5 Participation, 20 Non-Consent
  - YTD 2021 → 2 Participation, 6 Non-Consent
- 2020 exit rate → 1,098 boed (65% NPI)
  - Q4 2018 → Austin unit (EOG)
  - Q1 2021 → Pittsburgh-Uhlman Unit (CLR)
- Acquisition of 6,400 NMA expected to close 06/30/2021


Daily Production (boed)
2,500
2,000
1,500
1,000
500
0
2015
2016
2017
2018
2019
2020
2021
Participation
Royalty
Non-Consent
Pittsburgh-Uhlman
Austin

Permian Basin


ROOSEVELT
COCHRAN
HOCKLEY
LUBBOCK
CROSBY
DICKENS
CHAVES
YOAKUM
TERRY
LYNN
GARZA
KENT
LEA
GAINES
DAWSON
BORDEN
SCURRY
EDDY
ANDREWS
MARTIN
HOWARD
MITCHELL
LOVING
WINKLER
ECTOR
MIDLAND
GLASSCOCK
STERLING
COKE
TOM GREEN
CULBERSON
WARD
CRANE
UPTON
REAGAN
IRION
REEVES
SCHLEICHER
JEFF DAVIS
PECOS
CROCKETT
TERRELL
SUTTON
PRESIDIO
BREWSTER

Permian Basin

- Permian net revenue has shifted dramatically from Legacy Permian properties on Central Basin Platform to Midland and Delaware Basins
- Legacy Permian counties contributed 25% of Permian net revenue in 2020

2010 Net Royalty Revenue ($MM)


6
5
4
3
2
1
0
Midland Basin
Delaware Basin
Legacy Permian
Midland
Upton
Reagan
Glasscock
Howard
Martin
Loving
Lea
Ward
Gaines
Yoakum
Ector
Winkler
Andrews
Scurry
Terry
Hockley
Stonewall
Crane
Other Permian

2020 Net Royalty Revenue ($MM)


6
5
4
3
2
1
0
Midland Basin
Delaware Basin
Legacy Permian
Midland
Upton
Reagan
Glasscock
Howard
Martin
Loving
Lea
Ward
Gaines
Yoakum
Ector
Winkler
Andrews
Scurry
Terry
Hockley
Stonewall
Crane
Other Permian

Note: Legacy Permian counties comprised mainly of conventional and EOR units located on the Central Basin Platform.

DMLP NASDAQ

Midland Basin

- 251,000 gross ac (15,400 net ac) in core
- Unleased at some depths in numerous tracts
- Operator Exposure → Pioneer, ConocoPhillips
- Largest sources are Midland and Upton Co.
- Growth in NPI production is a result of after-payout interest in Non-Consent wells
- 2020 exit rate → 1,660 boed (24% NPI)
  - Added 140 royalty and 33 after payout wells


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN

Royalty & NPI Production (boed)


2,500
2,000
1,500
1,000
500
0
2015
2016
2017
2018
2019
2020
2021
Participation
Royalty Verticals
Non-Consent
Royalty Horizontals

Note: Production graph limited to "in pay" volumes from Glasscock, Howard, Martin, Midland, Reagan, and Upton Counties. Net acreage includes multiple interest types.

Delaware Basin

- DMLP Position
  - 13,500 gross ac (900 net ac) located in Loving, Reeves and Ward Co., TX and Lea Co., NM
  - 640 gross ac of ORRI's
  - Majority of tracts are leased at 1/4 royalty
  - Prospective in multiple zones within the Wolfcamp and Bone Springs plays



- Silvertip Prospect Area
  - Active development in 2020/2021
  - Potential for increased well density
  - 14 of 21 DSU's contain only 1 well
  - 7 of 21 DSU's contain 5 wells or more
- Winkler County Prospect Area
  - Future development will determine DMLP exposure to eastern extension of basin

Royalty Production (boed)


600
400
200
0
2015
2016
2017
2018
2019
2020
2021

Management Ownership

Alignment of GP and LP interests

- GP has no incentive distribution rights – fixed sharing ratio
- Management's LP interest exceeds its GP interest
- Not incentivized to make dilutive transactions


4.0 %
Mgmt GP
$2.0 MM
10.9 %
Mgmt LP*
$5.5 MM
Mgmt LP is 2.7X Mgmt GP
2020 LP & GP Distributions $50.3 MM
85.1 %
Other LP
$42.8 MM

Note: Mgmt LP interest includes LP units owned by officers, managers, and their immediate families. Full-year 2020 calculation based on units owned at 12/31/2020. Total distributions include DMOLP's 3.03% retainment in the Net Profits Interest.

Minerals NPI

Trailing 12 Months Activity through March 2021

- Trailing 12 months operating margin of 41% versus prior year trailing 12 months operating margin of 67% was highly impacted by 2020 operator curtailments
- NPI was in deficit status from June 2020 through August 2020

Trailing 12 Months Revenue	**$18.5 MM**
Trailing 12 Months Expenses (LOE, taxes, etc.)	**($11.0 MM)**
Trailing 12 Months Net Operating Income	**$7.5 MM**
Trailing 12 Months Minerals NPI Payments	**$6.8 MM**
Trailing 12 Months Minerals NPI Payments $/unit	**$0.20**

Capital Commitments as of 03/31/2021


Not Producing
8%
P&A
21%
In Pay
71%

Note: Outstanding Capital Commitments at March 2020 were $3.3 MM.

2020 Reserves

History of Positive Reserve Revisions

- Cumulative Reserve Revisions have exceeded 100% of Current Reserves
- Production and divestitures have exceeded initial reserves by 133.4 Bcfe



Equivalent Reserves (Bcfe)
120
100
80
60
40
20
0
(20)
(40)
(60)
(80)
(100)
(120)
(140)
94.0
Initial Reserves
2003-2020 Production & Divestitures (227.4 Bcfe)
(133.4)
89.8
Total Reserves
223.2
Total Revisions & Acquisitions
01/31/2003 Reserves
12/31/2020 Pro Forma
12/31/2020 Reserves

DMLP NASDAQ

Royalty Liquids Production

- Incremental contribution from 333 wells in 2020 with an average NRI of 0.551442%
- All Wells → 23% Decline
- Pre-2020 Wells → 38% Decline
- Pre-2019 Wells → 29% Decline



Daily Liquids Rate (boed)
10,000
1,000
2016
2017
2018
2019
2020
2021
Total Royalty Liquids Production
Pre-2020 Wells (Producing as of 12/31/2019)
Pre-2019 Wells (Producing as of 12/31/2018)

Note: Production graph limited to "in pay" volumes. Liquids include oil and plant products.

DMLP NASDAQ

New Well Activity



250
200
150
100
50
0
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Royalty
NPI

Royalty Wells	98	195	84	107	28	116
NPI Wells	16	43	23	9	15	13
Net Wells	.64	2.52	.97	.76	.49	.73

Note: Well count based on first revenue receipts in indicated period. Wells containing both Royalty and NPI interests will be reflected in both well counts.

Non-Consent/Non-Participation

Texas

- Unleased mineral owner backs in for full working interest after operator recovers 100% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
100% NRI
to DMOLP

North Dakota

- Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
84% NRI to
DMOLP
16% NRI to
DMLP

Royalty Cash Receipts

Long delay between production and cash distribution

- Cash receipts extend over multiple months due to adjustments, releases, etc.
- Prices can change dramatically between production and payment of distribution
- Example of a typical cash receipt cycle:



Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag

Net Royalty Acres?

Complex mineral ownership is not well represented by Net Royalty Acres

- Royalty rates and lease status vary by depth
- Royalty rates vary by contract
- Single section example from Upton Co.



Spraberry
Floating NPRI burdening 1/8th Lease
+
Mineral Interest Leased @ 3/16th
Wolfcamp
Floating NPRI burdening 1/4th Lease
+
Floating NPRI burdening 1/5th Lease
Unleased Mineral Interest 8/8th WI APO

Notes: Interests arise from multiple leases with different ownership. Each interest type is represented on 8/8th basis before proportional reduction to DMLP share.



Dorchester Minerals, LP

ANNUAL MEETING

May 19, 2021

DMLP
NASDAQ

